Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of CyberOptics Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Kathleen P. Iverson, Chief Executive Officer, and Scott G. Larson, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kathleen P. Iverson Kathleen P. Iverson, President and Chief Executive Officer (Principal Executive Officer and Duly Authorized Officer) May 17, 2004

/s/ Scott G. Larson Scott G. Larson, Chief Financial Officer (Principal Accounting Officer and Duly Authorized Officer) May 17, 2004